DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into as of May 29, 2002 by and between TOSHIBA CORPORATION, a Japanese corporation, acting through its Mobile Communications Company ("TOSHIBA"), and AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation ("ACC"). Toshiba and ACC are referred to herein collectively as the "PARTIES" and each individually as a "PARTY".

                                    RECITALS

     A. The Parties and Audiovox Corporation have entered into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") and a Stockholders Agreement (the "STOCKHOLDERS AGREEMENT"), each dated as of the date hereof. At the Closing under the Securities Purchase Agreement occurring today, Toshiba is acquiring shares of Class B Common Stock of ACC and a non-negotiable subordinated convertible promissory note of ACC.

     B. As contemplated by the Securities Purchase Agreement, the Parties desire to enter into this Agreement with respect to ACC's distribution of Toshiba Products in the Territory as provided hereunder.

     C. Certain terms used herein have the meanings set forth for such terms in the text of this Agreement or in Annex I hereto.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

1. DEFINITIONS.

     For purposes of this Agreement:

     1.1 "PRODUCTS" means mobile cellular handset systems and other wireless communications devices that use the infrastructure of wireless communication carriers ("CARRIERS") and are sold through the Carrier distribution channel. The "CARRIER DISTRIBUTION CHANNEL" is comprised of:

               (A) A direct channel through which ACC sells Products to Carriers. The direct channel consists of (i) retail stores owned by Carriers and (ii) the Carriers' sales organizations for corporate enterprise customers; and

               (B) An indirect channel through which ACC sells Products to retailers, distributors and agents that are authorized by Carriers to activate Products, to sell air time on behalf of Carriers, to promote Products to end users and to perform other activities that support the sale of Products to end users on behalf of Carriers.


                                  Exhibit 99.4
                                        1


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     1.2  "TOSHIBA  PRODUCTS"  means  all  Products  that are (a)  marketed  and procured by the Mobile Communications Company of Toshiba, an in-house company of Toshiba that conducts the business of mobile cellular handsets and Personal Digital Assistants (including any successor of such Company, through internal reorganization or otherwise) ("MCC"), (b) marketed, developed and procured by MCC, or (c) marketed, developed and manufactured by MCC from time to time during the term of this Agreement.

     1.3 "TERRITORY" means the United States, Canada, Mexico and all countries in Central America, the Caribbean and South America.

2. APPOINTMENT OF ACC.

     Toshiba hereby appoints ACC as Toshiba's exclusive distributor for the sale of Toshiba Products in the Territory, and ACC hereby accepts such appointment. ACC shall use its commercially reasonable, good faith efforts to include entities owned in part by Toshiba (including SEMP Toshiba) in the distribution of Toshiba Products in Brazil. ACC shall not distribute any Toshiba Products except in the Territory in accordance with this Agreement.

3. MINIMUM PURCHASE TARGETS.

     3.1 GENERAL. The Parties shall establish annual minimum purchase targets ("MINIMUM PURCHASE TARGETS") for ACC's purchase of Toshiba Products for each fiscal year during the term hereof. Separate Minimum Purchase Targets shall be established for Toshiba Products in the CDMA, GPRS and PDA Product categories (and in any new or replacement categories that the Parties may agree to in connection with technology or other applicable Product developments) in the following regions: (a) U.S. and Canada; (b) Mexico; (c) Brazil; and (d) Central America, the Caribbean and South America other than Mexico and Brazil.

     3.2 ESTABLISHMENT. The Minimum Purchase Targets shall be based upon intended market size, the applicable roadmap and concept for Products described in Section 7.3, and the applicable Product Plan described in Section 7.4. The first effective Minimum Purchase Targets under this Agreement shall be for the fiscal year ending November 30, 2003, and are contained in Exhibit 3.2 attached hereto. The Parties shall establish Minimum Purchase Targets for each subsequent fiscal year prior to the commencement of such fiscal year. If the Parties are unable to agree on the Minimum Purchase Targets for any fiscal year prior to the beginning of the fiscal year, the Parties shall submit the dispute to arbitration pursuant to Section 18.2. Until the new Minimum Purchase Targets are determined through arbitration, the Minimum Purchase Targets for the prior fiscal year will apply to the subsequent fiscal year, as equitably adjusted in case of force majeure circumstances as described in Section 18.16.

     3.3 COMPETITIVE TOSHIBA PRODUCTS. The condition that ACC must satisfy the Minimum Purchase Targets applicable to each Toshiba Product category in a region of the Territory to maintain its exclusive distribution rights for such Toshiba Product category in such

                                  Exhibit 99.4
                                        2
region shall be subject to the reasonable competitiveness of the Toshiba Products in such category with respect to feature, function, quality and price, the approval of such Toshiba Products by the intended Carrier customers, and Toshiba's timely supply of such Toshiba Products in sufficient quantity in accordance with the terms hereof.

     3.4 CONVERSION TO NON-EXCLUSIVE DISTRIBUTORSHIP. If ACC fails to meet the applicable Minimum Purchase Target for a category of Toshiba Products in a geographical territory, Toshiba shall have the right (which right is to be exercised within thirty (30) days after the end of the fiscal year for which such Minimum Purchase Target has not been met) to convert ACC's exclusive distributorship for such category of Toshiba Product in such geographical territory to a non-exclusive distributorship for the remaining term of this Agreement.

4. MOST PREFERRED SUPPLIER.

     Toshiba shall be the most preferred supplier of Products to ACC. ACC shall use Toshiba Products in preference to the Products of all other suppliers, subject to Toshiba's ability to reasonably meet ACC's Product requirements with respect to feature, function, cost, quality, quantity of supply and availability on reasonably competitive terms.

5. BRANDING.

     All Toshiba Products supplied by Toshiba hereunder shall be Toshiba-branded Products; provided that, at Toshiba's direction and subject to Toshiba's consent, certain Toshiba Products may bear the brands of Carrier customers and/or ACC, and certain Toshiba Products may not bear the Toshiba brand. ACC shall have the right to utilize other brands on non-Toshiba Products.

6. MEETINGS; TOSHIBA'S OFFICER DESIGNEES.

     6.1 TOSHIBA'S OFFICER DESIGNEES. Toshiba shall have the right to designate individuals as officers of ACC in the following capacities: Executive Vice President (the "EVP"); Chief Technology Officer for Toshiba Products; and Vice President for Merchandizing -- Toshiba Products. Toshiba shall also have the right to remove and replace its designees at any time in its sole discretion upon written notice to ACC. Such officers designated by Toshiba shall have the duties set forth on Schedule 6.1. ACC's board of directors shall appoint Toshiba's officer designees to their positions, subject to the following: such officers shall be (a) qualified and competent in their positions in terms of experience, expertise, moral character, ability to interface with other ACC officers and employees and other relevant attributes, (b) unaffiliated with a competitor of ACC, (c) not impose an unreasonable expense on ACC, and (d) have the approval of ACC's Chief Executive Officer (who may not withhold or withdraw his approval without reasonable cause).

     6.2 EXECUTIVE MEETINGS. The CEO, the EVP and the Chief Financial Officer of ACC shall hold executive meetings to review, discuss and reach conclusions on significant matters

                                  Exhibit 99.4
                                        3
relating to ACC's supply relationship with Toshiba, which shall generally include the matters identified on Schedule 6.2. Such executive meetings shall be held at least monthly and at such other times as may be requested by the CEO, the EVP or the Chief Financial Officer, upon reasonable prior notice to the other two executives.

     6.3 PURCHASE, SALE AND INVENTORY MEETINGS. To enhance supply chain management and other operational matters relating to the Parties' supply relationship hereunder, ACC shall hold meetings to discuss purchase, sale, inventory (including inventory held by Carriers) and related matters and activities. The meetings shall generally cover past performance and projected future performance over the succeeding six-month period, and ACC's projected need for Products during such period. The meetings shall occur at least monthly and at such other times as may be requested by the CEO or the EVP. The EVP and other staff members designated by Toshiba shall be entitled to attend and participate in such meetings.

     6.4 PERFORMANCE AND FORECAST MEETINGS. ACC shall hold meetings to review and confirm the business, operational and financial performance (including profit and loss performance) of ACC, and ACC's forecasted future performance in these areas. Such meetings shall occur at least monthly and at such other times as may be specified by ACC's CEO, EVP or Chief Financial Officer. The EVP and other staff members designated by Toshiba shall be entitled to attend and participate in such meetings.

7. PRODUCT PLANNING.

     7.1 PRODUCT MEETINGS. The Parties shall hold meetings to review and address the matters discussed below in this Section 7 and other relevant matters concerning the Toshiba Products to be supplied by Toshiba for distribution by ACC hereunder. Such meetings shall occur at least quarterly and at such other times as may be specified by the Parties. Such meetings shall be attended by the CEO, the EVP and other appropriate representatives of the Parties.

     7.2 CARRIERS. The Parties recognize that ACC's relationships and close coordination with Carriers are critical to meeting the Carriers' Product needs and increasing the sales of Toshiba Products to Carriers. The Parties shall jointly cooperate in working with Carriers to develop Toshiba Product plans (including plans for next generation Toshiba Products), effective distribution practices and other activities to enhance the success of the Parties' supply relationship and the sale of Toshiba Products to Carriers.

     7.3 TOSHIBA PRODUCT ROADMAP AND CONCEPT. The Parties shall jointly develop a roadmap and concept for the Toshiba Products to be distributed by ACC, taking into account ACC's overall Product roadmap and concept in order to give effect to Toshiba's most preferred supplier rights set forth in Section 4. The roadmap and concept shall cover the introduction schedule for Toshiba Products distributed by ACC; target pricing; product features; performance specifications; product quantity; and other important aspects of Toshiba Product development. The roadmap and concept shall be reviewed and updated quarterly, and shall generally cover a

                                  Exhibit 99.4
                                        4
rolling three-year period following the quarter during which the review occurs.

     7.4 PRODUCT PLAN. The Parties shall jointly develop a plan for the supply of Toshiba Products hereunder (the "PRODUCT PLAN"). The Product Plan shall include a one-year rolling forecast of Toshiba's expected supply of Toshiba Products hereunder, setting forth the anticipated price, quantity and other material information relating to the applicable Toshiba Products. The Product Plan will be reviewed and updated by the Parties at least on a quarterly basis.

8. PRICING AND PAYMENT.

     8.1 PRICING. The Parties anticipate that pricing for Toshiba Products supplied hereunder shall be based upon market conditions existing at the time that the Parties enter into binding purchase orders for the applicable Toshiba Products. Final pricing shall be as set forth in the binding purchase orders for Toshiba Products; provided that the Parties shall discuss in good faith on a case by case basis any pricing revisions that may be appropriate based on a significant change in market conditions.

     8.2 PAYMENT. Toshiba shall issue invoices to ACC for all Toshiba Products supplied hereunder. ACC shall make payment of such invoices within thirty (30) days of documents against acceptance for the applicable Toshiba Products.

     8.3 DUTIES AND CHARGES. ACC shall be responsible, at its sole expense, for all import duties and custom charges with respect to its importation of Toshiba Products in the Territory.

9. ADDITIONAL AGREEMENTS.

     9.1 CARRIER ACCEPTANCE OF TOSHIBA PRODUCTS. In order to accelerate the time to market of Toshiba Products, ACC and Toshiba shall consult, cooperate and jointly participate in all activities relating to Carrier testing and acceptance of Toshiba Products.

     9.2 QUALITY CONTROL FOR NON-TOSHIBA PRODUCTS. ACC shall give consideration in good faith to any reasonable standards of quality control that Toshiba may recommend for non- Toshiba Products. Toshiba acknowledges and agrees, however, that it shall have no other involvement in this aspect of ACC's business.

     9.3 PRODUCT LIABILITY INSURANCE. Toshiba shall maintain at all times a policy of product liability insurance covering the Toshiba Products supplied hereunder with coverage amounts and other terms and conditions no less favorable to ACC than those applicable to Toshiba's products liability insurance policy in effect on the date hereof.

10. INTELLECTUAL PROPERTY RIGHTS.

     Each Party agrees to acknowledge at all times the other Party's exclusive right, title and interest in and to any existing and future patents, patent applications, trademarks, trade secrets,

                                  Exhibit 99.4
                                        5
copyrights and other intellectual property which the other Party has claimed and/or registered with respect to Products (the "INTELLECTUAL PROPERTY RIGHTS"). Each Party agrees to promptly bring to the other Party's attention any activities in the Territory that a Party becomes aware of and believes may constitute an infringement of the other Party's Intellectual Property Rights.

11. PURCHASE ORDERS AND FORECASTS.

     11.1 PURCHASE ORDERS. ACC shall order Toshiba Products by issuing firm purchase orders to Toshiba as contemplated by Section 11.2. Each purchase order shall be binding upon the Parties upon acceptance by Toshiba. Each purchase order shall be in the form of Exhibit 11.1 or another form reasonably acceptable to the Parties. Toshiba's acceptance shall be evidenced by Toshiba issuing to ACC an acknowledgement within seven (7) Business Days after Toshiba's receipt of the applicable purchase order; provided that Toshiba shall be deemed to have accepted any purchase order that it has not rejected in writing within such seven (7) Business Day period after receipt. Each purchase order shall specify the Toshiba Product, price, quantity, sale amount, delivery schedule and any other information reasonably requested by Toshiba, and shall be delivered to Toshiba in accordance with Section 18.3. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of a purchase order, the terms and conditions of this Agreement shall prevail.

     11.2 EXPECTED TIMING OF PURCHASE ORDERS AND FORECASTS. The Parties generally contemplate that within five (5) Business Days following the beginning of each month during the term hereof (each, a "BASE MONTH"), ACC shall issue to Toshiba (1) one or more purchase orders for Toshiba Products to be delivered to ACC during the third month following the Base Month, subject in each case to Toshiba's acceptance of the purchase order(s) in accordance with Section 11.1, and (2) a rolling, non-binding forecast for ACC's expected demand for Toshiba Products for the fourth, fifth and sixth months following the Base Month. As an example, within five (5) Business Days following January 1, 2003, ACC will deliver firm purchase orders for Toshiba Products to be delivered during April 2003, and a non-binding forecast for Toshiba Products to be delivered during May, June and July 2003.

12. DELIVERY AND RISK OF LOSS.

     Delivery of all Toshiba Products purchased by ACC shall be made F.O.B. at a location agreed upon by the Parties, in accordance with the terms and conditions of INCOTERMS in the version effective as of the date of this Agreement. In case INCOTERMS is revised following the date hereof, at the request of either Party, the Parties shall discuss in good faith whether to incorporate any applicable revised provisions of INCOTERMS as part of this Section 12.

                                  Exhibit 99.4
                                        6

13. PRODUCT MATTERS AND EPIDEMIC FAILURE.

     13.1 PRODUCT MATTERS.

               (A) Toshiba shall warrant and be responsible for the Toshiba Products as to testing, quality, design, performance and workmanship.

               (B) After the Carrier customer has approved the applicable Toshiba Products for purchase and the Toshiba Products have been distributed to end users, ACC shall be responsible for warranty repairs and Toshiba shall provide support in the form of training, manuals, spare parts lists and related matters.

     13.2 EPIDEMIC FAILURE.

               (A) In  addition to the  Parties'  respective  obligations  under
          Section 13.1, and provided that ACC notifies Toshiba in writing of an Epidemic Failure promptly after becoming aware of the Epidemic Failure and also provides Toshiba with the evidence or information that ACC has on the subject, Toshiba shall promptly investigate the situation so that if an Epidemic Failure has occurred, the Parties can consult as soon as possible on the best way to resolve the situation to the customer's satisfaction while minimizing the damages that might result. If an Epidemic Failure occurs, Toshiba shall, in consultation with ACC and at Toshiba's election:

               (i) repair the defective Toshiba Products at Toshiba's cost; or

               (ii) replace the defective Toshiba Products at Toshiba's cost.

     Subject to Section 13.2(c), Toshiba shall also reimburse ACC for its reasonable expenses actually incurred in addressing the Epidemic Failure.

               (B) An "EPIDEMIC FAILURE" shall occur if one percent (1%) or more of the total units of any Toshiba Products (such units to be identified by lot number, manufacturer product date code or other reasonable method) delivered by Toshiba to ACC reveal identical defects in material, design or workmanship.

               (C) In case of an Epidemic Failure, ACC shall be responsible for the first one percent (1%) of the units that are the subject of the Epidemic Failure, and Toshiba shall be responsible for the remaining defective units in accordance with this Section 13.2.

               (D) Except for any additional actions that a Party may agree to take in resolving a particular Epidemic Failure, each Party's responsibility for an Epidemic Failure shall be limited to its obligations set forth in this Section 13.2.

     13.3 EXCLUSIONS. Toshiba's obligations pursuant to this Section 13 shall not apply if the applicable Toshiba Product(s) fail to properly perform because of any of the following:

                                  Exhibit 99.4
                                        7

               (A) The Toshiba Products are subjected to abnormal use or conditions, accident, mishandling, neglect, unauthorized alteration, misuse, or improper installation, repair or storage;

               (B) The mechanical serial numbers or electronic serial numbers of the Toshiba Products have been removed, altered or defaced;

               (C)  Damage  from  exposure  to  moisture,   humidity,  excessive
          temperatures or extreme environmental conditions;

               (D) Damage resulting from connection to or use of any accessory or other product not approved or authorized by Toshiba; or

               (E) Damage resulting from external causes such as fire, flooding, dirt, sand, weather conditions, battery leakage, blown fuse, theft or improper use of any electrical source.

13.4 GENERAL DISCLAIMER OF WARRANTY. THE WARRANTIES AND OBLIGATIONS OF TOSHIBA SET FORTH IN THIS SECTION 13 AND SECTION 15 CONSTITUTE TOSHIBA'S SOLE WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS SUPPLIED BY TOSHIBA HEREUNDER. THE WARRANTIES AND OBLIGATIONS CONTAINED IN THIS SECTION 13 AND
SECTION 15 ARE IN LIEU OF, AND TOSHIBA EXPRESSLY DISCLAIMS AND WAIVES, ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR USE.

14. GOOD FAITH EFFORTS.

     14.1 TOSHIBA. During the term of this Agreement, Toshiba shall use its commercially reasonable, good faith efforts to supply competitive Toshiba Products to ACC and to obtain approval of such Toshiba Products by applicable Carriers. Toshiba's obligations under this Section 14.1 shall not apply to any Toshiba Products and/or territories as to which ACC does not have exclusive distribution rights hereunder.

     14.2 ACC. During the term of this Agreement, ACC shall use its commercially reasonable, good faith efforts to market and promote the sale of Toshiba Products to Carriers and to obtain approval of such Toshiba Products by applicable Carriers.

15. TRADEMARKS AND OTHER RIGHTS.

     15.1 USE OF TOSHIBA NAME. Toshiba hereby permits ACC to use the trademark

                                  Exhibit 99.4
                                        8

"Toshiba" on a non-exclusive and nontransferable basis solely in connection with the sale, distribution and service of Toshiba Products in the Territory during the term of this Agreement. Such use shall be made in accordance with the guidelines furnished by Toshiba, such as "Visual Corporate Identity Manual" and "Advertising Manual". ACC shall use its commercially reasonably, good faith efforts to further the goodwill and reputation of Toshiba Products and the Toshiba brand. Upon the expiration or termination of this Agreement for any reason whatsoever, ACC shall immediately discontinue the use of such trademark.

     15.2 OTHER USE OF TOSHIBA NAME. Any use of the trademark "Toshiba" by ACC other than that in accordance with Section 15.1 shall be permitted only upon Toshiba's prior written consent and in accordance with Toshiba's directions.

     15.3 NO REGISTRATION. ACC shall not apply for the registration of any trademark, other identifying mark, emblem or design appearing in or on the Toshiba Products or any imitation thereof. In addition, ACC shall not apply for the registration of any trade name or corporate name including the word "Toshiba".

     15.4 ALLEGED INFRINGEMENT BY TOSHIBA PRODUCT. In the event ACC receives a claim from any third party alleging infringement by the Toshiba Products of any trademark, other identifying mark, design, utility model, copyright, patent or other intellectual property right, ACC shall promptly notify Toshiba thereof and, at Toshiba's request, direction and expense, reasonably cooperate in the resolution of the claim.

     15.5 PATENT PROTECTION.

               (A) Toshiba shall indemnify and hold ACC harmless from any cost, expense or liability arising out of any claim or action based on actual or alleged direct infringement by a Toshiba Product alone and furnished hereunder of any patent of any third party enforceable in the Territory, provided that (i) ACC shall notify Toshiba promptly in writing of such claim or action, (ii) Toshiba shall have sole control of the defense and settlement of such claim or action, and (iii) ACC shall give all reasonably necessary authority, information and assistance to Toshiba and its counsel, at Toshiba's expense, for the defense from such claim or action.

               (B) Notwithstanding the provisions of Section 15.5(a), Toshiba shall not be obligated to indemnify and hold ACC harmless in case the alleged infringement is based upon:

                    (i) use of the Toshiba  Product in combination  with another
               Person's circuits, components, devices, information, designs, specifications, software, data, material or products; or

                    (ii) modification of the Toshiba Product by a Person other than Toshiba after delivery by Toshiba.

                                  Exhibit 99.4
                                        9

     15.6 INFRINGEMENT BY THIRD PARTIES. In the event ACC becomes aware that any third party infringes or is likely to infringe any trademark, other identifying mark, design, utility model, copyright, patent or other intellectual property right appearing in or on the Toshiba Products, ACC shall promptly notify Toshiba thereof, assist Toshiba (at Toshiba's expense) in proceeding with appropriate measures, including legal measures, against such infringement and comply with Toshiba's instructions.

16. CONFIDENTIALITY; PUBLICITY.

     16.1 CONFIDENTIAL INFORMATION. The Parties recognize that, in connection with the performance of the transactions contemplated hereby, each Party (in such capacity, the "DISCLOSING PARTY") may disclose Confidential Information to the other Party (each in such capacity, the "RECEIVING PARTY"). For purposes of this Agreement, "CONFIDENTIAL INFORMATION" means any and all information (whether owned by the Disclosing Party or any Person to whom the Disclosing Party owes a non-disclosure obligation) regarding the Disclosing Party and its business which is (i) in written or other tangible form and marked with a legend which identifies the information as confidential, or (ii) in oral or visual form, identified as being confidential at the time of disclosure and thereafter summarized in a writing which identifies the information as confidential and is transmitted to the Receiving Party within thirty (30) days after such oral or visual disclosure.

     16.2 CONFIDENTIALITY OBLIGATION. Each Receiving Party agrees for a period of two (2) years after the receipt of any Confidential Information (i) to protect the Confidential Information and not to disclose the Confidential Information to any Person, utilizing the same degree of care the Receiving Party utilizes to protect its own confidential information of a similar nature, and
(ii) not to utilize the Confidential Information for any purpose other than in connection with the transactions contemplated hereby. The Parties agree to restrict distribution of the Confidential Information to those Persons involved in the subject of the discussions who have a "need to know" such information in connection with the discussions.

     16.3 EXCEPTIONS. Notwithstanding the provisions of Section 16.2, each Receiving Party shall have no obligation to maintain the confidentiality of any information, and the Confidential Information shall not include any information, that (i) is or becomes generally available in the public domain other than through unauthorized or improper disclosure by the Receiving Party, (ii) was validly in the Receiving Party's possession prior to disclosure by a Disclosing Party, (iii) was independently developed by the Receiving Party, or (iv) was received by the Receiving Party from another Person without violation of any confidentiality obligations.

     16.4 DISPOSAL OF CONFIDENTIAL INFORMATION. Within thirty (30) days of the termination of this Agreement, upon the applicable Disclosing Party's request, each Receiving Party shall return to the Disclosing Party or destroy all Confidential Information (including copies and electronic records thereof).

                                  Exhibit 99.4
                                       10

     16.5 PUBLICITY. Subject to applicable Law and the applicable rules or regulations of any stock exchange on which the securities of any Party are then traded, no Party shall issue any press release, publicity statement, communication with stockholders, public notice or other public disclosure relating directly to this Agreement or the transactions contemplated hereby without prior notice to, consultation with, and the consent of the other Party. Notwithstanding the foregoing, so long as the disclosing Party reasonably attempts to consult with and obtain the consent of the other Party, limits the applicable disclosure to the extent practicable and provides a copy of the disclosure to the non-disclosing Party concurrently with or in advance of its public release, such consultation and consent shall not be required if a Party must make a public disclosure on an emergency basis in order to comply with applicable securities Laws.

17. TERM AND TERMINATION.

     17.1 TERM. The term of this Agreement shall initially be five (5) years from the date hereof, subject to earlier termination pursuant to Section 17.2 and extension as provided in the next sentence. The term of this Agreement shall be automatically extended for successive one (1)- year periods unless either Party gives termination notice to the other Party not earlier than 180 days and not later than 120 days prior to the then current end of the term.

     17.2 TERMINATION. This Agreement may be terminated as follows:

          (A) Upon the mutual written agreement of the Parties.

          (B) At the election of Toshiba, in case ACC fails to (i) comply with its obligations to appoint Toshiba's officer designees in accordance with
     Section 6.1, or (ii) make payment in accordance with Section 8.2 with respect to an invoice for Toshiba Products accepted by ACC and which ACC is not disputing in good faith, and in case of clause (i) or clause (ii), such failure is not remedied within sixty (60) days after ACC receives written notice from Toshiba, indicating that it is a notice of default and describing the default in reasonable detail.

          (C) At the election of either Party, if the other Party commences a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or taking possession by any such official in any involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or take any corporate action to authorize any of the foregoing.

          (D) At the election of either Party, if an involuntary case or other proceeding is commenced against the other Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for such Party or any substantial part of its property, and such involuntary case or other

                                  Exhibit 99.4
                                       11
     proceeding remains undismissed and unstayed for a period of one hundred twenty (120) days.

          (E) At the election of Toshiba, if a Strategic Person (other than Toshiba or any of its Affiliates) acquires a direct or indirect equity ownership interest in excess of twenty percent (20%) in Audiovox Corporation, a Delaware corporation ("AUDIOVOX").

          (F) At the election of either Party in accordance with the second sentence of Section 17.1.

     17.3 EFFECT. In the event of the termination of this Agreement  pursuant to
Section 17.2, this Agreement shall cease to have further force or effect and no Party shall have any liability to any other Party in respect to this Agreement, provided that:

          (A) Termination of this Agreement for any reason shall not release any Party from any liability which has already accrued as of the effective date of such termination, and shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a Party may have hereunder, at law, equity or otherwise or which may arise out of or in connection with such termination.

          (B) ACC shall remain liable for and shall pay Toshiba for any purchase orders hereunder that have been accepted by Toshiba, and Toshiba shall fulfill such purchase orders.

          (C) Section 16, Section 18 and the first sentence of Section 10 shall survive such termination and remain in full force and effect.

18. GENERAL PROVISIONS.

     18.1 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with and governed by the Laws of the State of New York, U.S.A., including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York (without regard to the choice of law provisions thereof). Judgement upon an award rendered by the arbitrators pursuant to Section 18.2 shall be entered in the courts of the State of New York, and the Parties hereby submit to the exclusive jurisdiction of such courts for the purpose of any such entry. The Parties agree and consent that services of process may be made upon the Parties in any legal proceedings relating hereto by any means allowed under applicable Law.

     18.2 DISPUTE RESOLUTION.

          (A) The Parties intend that all disputes between the Parties arising out of this Agreement that do not involve claims by or against third parties shall be settled by the Parties amicably through good faith discussions upon the written request of either Party. In the event that any such dispute cannot be resolved thereby within a period of sixty (60) calendar days after such notice has been given, such dispute shall be finally settled by binding arbitration at the request of

                                  Exhibit 99.4
                                       12
     any Party.

          (B) Each arbitration hereunder shall be conducted in the English language in New York, New York, and shall be administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect, before three (3) independent arbitrators to be appointed as follows. Each Party shall appoint one (1) arbitrator, and the two (2) arbitrators appointed by the Parties shall appoint a third arbitrator in accordance with paragraph (c) of AAA Rule R-15 (Appointment of Neutral Arbitrator by Party-Appointed Arbitrators or Parties) currently in effect. However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the applicable rules.

          (C) Each Party may demand arbitration by filing a written demand with the other Party within one hundred eighty (180) calendar days after the expiration of the sixty (60) day period described above. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding intended to resolve a dispute, including (notwithstanding Section 17) the termination of this Agreement. Notwithstanding the foregoing, either Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction, pending the final decision or award of the arbitrators. The award rendered in an arbitration hereunder shall be final and non-appealable.

     18.3 NOTICES AND OTHER COMMUNICATIONS. Any and all notices, requests, demands and other communications required or otherwise contemplated to be made under this Agreement shall be in writing and in English and shall be provided by one or more of the following means and shall be deemed to have been duly given
(a) if delivered personally, when received, (b) if transmitted by facsimile, on the first (1st) Business Day following receipt of a transmittal confirmation, or
(c) if by international courier service, on the third (3rd) Business Day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. All such notices, requests, demands and other communications shall be addressed as follows:

             If to Toshiba:

                      Toshiba Corporation
                      Mobile Communications Company
                      1-1, Shibaura 1-chome, Minato-ku
                      Tokyo 105-8001
                      Japan

                      Attention:       General Manager, International Operations
                      Telephone:       -81-3-3457-3241
                      Facsimile:       -81-3-3457-8194

                                  Exhibit 99.4
                                       13

             If to ACC:

                      Audiovox Communications Corp.
                      555 Wireless Boulevard

                      Hauppauge, New York  11788
                      U.S.A.

                      Attention:       Philip Christopher
                      Telephone:       (631) 233-3300
                      Facsimile:       (631) 951-0784

             With a copy to:

                      Levy & Stopol, LLP
                      East Tower, 14th Floor
                      190 EAB Plaza
                      Uniondale, New York 11556-0190

                      USA

                      Telephone:       (516) 802-7007
                      Facsimile:       (516) 802-7008

or to such other address or facsimile number as a Party may have specified to the other Parties in writing delivered in accordance with this Section 18.3.

     18.4 SEVERABILITY. If any provisions of this Agreement shall be held to be illegal, invalid or unenforceable, the Parties agree that such provisions will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

     18.5 AMENDMENTS. This Agreement may be amended or modified only by a written instrument signed by each Party.

     18.6 WAIVER. Any waiver by a Party of an instance of the other Party's noncompliance with any obligation or responsibility herein contained shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of the other Party's noncompliance hereunder.

     18.7 NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Nothing in this Agreement shall confer any rights upon any Person other than the Parties and their respective successors and permitted assigns. Neither Party may assign this Agreement or

                                  Exhibit 99.4
                                       14
its rights hereunder to any Person without the written consent of the other Party. No assignment by any Person of this Agreement or of any of such Person's rights hereunder shall release such Person from any of its obligations hereunder. Any attempted assignment of this Agreement in violation of this
Section 18.7 shall be void and of no effect.

     18.8 CONSTRUCTION. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either of the Parties.

     18.9 INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT. Unless the context shall otherwise require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and words using the singular or plural number shall also include the plural or singular number, respectively. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Annexes, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretations of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

     18.10 DISCLAIMER OF AGENCY. This Agreement shall not constitute any Party as a legal representative or agent of any other Party, nor shall a Party have the right or authority to assume, create or incur any Liability of any kind, expressed or implied, against or in the name or on behalf of the other Party or any of its Affiliates.

     18.11 LANGUAGE. The Parties have negotiated this Agreement in the English language, which shall be the governing language of this Agreement.

     18.12 RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship among the Parties or any of their Affiliates for any purpose, including tax purposes. Neither of the Parties nor any of its Affiliates will take a position contrary to the foregoing.

     18.13 SPECIFIC PERFORMANCE. Each Party agrees that each other Party shall be entitled to obtain an injunction or injunctions in accordance with the dispute resolution

                                  Exhibit 99.4
                                       15
procedures contained in Section 18.2 to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof, in each instance without being required to post bond or other security, without being required to prove irreparable harm, and in addition to, and without having to prove the adequacy of, other remedies at Law.

     18.14 CONSEQUENTIAL AND OTHER DAMAGES. Neither Party shall be liable to the other Party under any contract, negligence, strict liability or other theory for any indirect, incidental, consequential, punitive or other special damages (including without limitation lost profits) asserted by the other Party.

     18.15 EXPORT CONTROL. Each Party shall comply with the Japanese Foreign Exchange and Foreign Trade Laws, the U.S. Export Administration Regulations and any other applicable export regulations with respect to Toshiba Products supplied hereunder, and each Party shall not, directly or indirectly, export or re-export Toshiba Products or any part thereof, any information, technical data, or products received from the other Party, or any direct product thereof, to any destination or country prohibited by such Laws and regulations, unless properly authorized by the applicable Governmental Authorities.

     18.16 FORCE MAJEURE. Neither Party shall be responsible for any defaults, failures to assist, or delays in delivery which are due to causes beyond its control, including, but without limitation, acts of God or of a public enemy, acts or any order of a government, or any preference, priority, or any order of such government, currency restrictions, fires, floods, epidemics, quarantine restrictions, strikes, embargoes, unduly severe weather, or incidents of war.

     18.17 ENTIRE AGREEMENT. The provisions of this Agreement and the other Transaction Agreements set forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other prior communications between the Parties relating to the subject matter hereof; provided that this Agreement shall not apply to Toshiba Products covered by purchase orders effective prior to the date hereof.

     18.18 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                  Exhibit 99.4
                                       16

     IN  WITNESS  WHEREOF,   the  Parties  have  caused  their  respective  duly
authorized representatives to execute this Distribution Agreement as of the date first above written.

                                    TOSHIBA CORPORATION,

                                    a Japanese corporation, acting through its Mobile Communications Company

                                    By:   s/ Tetsuya Mizoguchi

                                          Name:      Tetsuya Mizoguchi
                                          Title:     President and CEO,
                                                     Mobile Communications
                                                     Company

                                    AUDIOVOX COMMUNICATIONS

                                    CORP.,

                                    a Delaware corporation

                                    By:   s/ Philip Christopher
                                          -------------------------------
                                          Name:      Philip Christopher
                                         Title:     Chief Executive Officer



                                  Exhibit 99.4
                                       17

                                    ANNEX I

                              CERTAIN DEFINITIONS

     "AFFILIATE" of a specified Person means any Person that controls, is controlled by or is under common control with such specified Person. For purposes of this definition, "CONTROL" shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or other ownership interests, by contract or otherwise).

     "BUSINESS" means the research, development, design, manufacture, marketing, sale and/or service of Products.

     "BUSINESS DAY" means a day on which commercial banks in New York City are generally open to conduct their regular banking business.

     "GOVERNMENTAL AUTHORITY" means any federation, nation, state, sovereign or government, any federal, supranational, regional, state, local or municipal political subdivision, any governmental or administrative body, instrumentality, department or agency, or any court, administrative hearing body, arbitrator, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "LAWS" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (ii) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

     "PERSON" means a natural individual, Governmental Authority, partnership, firm, corporation or other entity.

     "STRATEGIC PERSON" means any of Motorola, Nokia, Ericsson, Kyocera, Sanyo, Sharp or other similar companies that compete with a Party in the Business.

     "TRANSACTION AGREEMENTS" means this Agreement; the Securities Purchase Agreement; the Stockholders Agreement; the Employment Agreement dated as of the date hereof between ACC and Philip Christopher; the Trademark License Agreement dated as of the date hereof between Audiovox and ACC; the Shared Services Agreement dated as of the date hereof between Audiovox and ACC; the Non-Negotiable Subordinated Convertible Promissory Note by ACC to Toshiba; and the Non-Negotiable Demand Note by ACC to Audiovox dated the date hereof.

                                  Exhibit 99.4
                                       18

                                   EXHIBIT 6.1
                      DUTIES OF TOSHIBA'S OFFICER DESIGNEES

Executive Vice President

Supervises  the Chief  Technology  Officer  for  Toshiba  Products  and the Vice
     President for Merchandizing -- Toshiba Products.

Participates in the decision making of ACC, including through executive meetings.

Chief Technology Officer for Toshiba Products

Responsible for technology matters for Toshiba Products.

Represents ACC on matters relating to Toshiba technology in coordination with Hino Works and other applicable Toshiba facilities.

Vice President for Merchandizing -- Toshiba Products

Coordinates and participates in the production, sale and inventory of Toshiba Products.

Coordinates and participates in product planning for Toshiba Products, including concept proposals for Toshiba Products.

Supports sales promotion of Toshiba Products.

                                  Exhibit 99.4
                                       19

                         SCHEDULE 6.2 EXECUTIVE MEETINGS

Material change in organizational structure

Human resource planning and incentives

The launch plan for individual Toshiba Products (including specification, cost and other factors) based on the product roadmap and concept made by mutual cooperation between ACC and Toshiba

Service and maintenance operations

Major sales strategy for each Carrier in North America

Major regional sales channel strategy

Major general sales strategy and policy

Sales policy in the Territory (by country) in South America

Sales policy in the Territory (by country) outside North and South America

Sales promotion and advertisement policy

Pricing

Budget and Mid-Term Business Plan of ACC

Any other matters which are reasonably acceptable to the CEO






                                  Exhibit 99.4
                                       20